Exhibit 32

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of American Entertainment and Animation Corporation, a Delaware corporation (the "Company"), does hereby certify, to the best of his knowledge, that:

1. The Quarterly Report on Form 10-QSB for the period ended September 30, 2004 (the "Form 10-QSB") of the Company complies in all material respects with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Marc Hazout
Marc Hazout, Chief Executive Officer

Date: November 10, 2004